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                                                                   EXHIBIT 10.22

                               AMENDMENT TO THE
             CUPERTINO NATIONAL BANCORP 401(k) PROFIT SHARING PLAN

     The Cupertino National Bancorp 401(k) Profit Sharing Plan (the "Plan") is comprised of the Jordan & Andrews, Consultants and Actuaries Defined Contribution Prototype Plan and Trust Agreement and the Adoption Agreement #006 for Nonstandardized Code 401(k) Profit Sharing Plan (the "Adoption Agreement"). Effective January 1, 1996, the provisions of Section 2.01 of the Adoption Agreement relating to Eligibility Conditions and Plan Entry Date shall be amended as follows:

     2.01  ELIGIBILITY
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     ELIGIBILITY CONDITIONS. To become a Participant in the Plan, an Employee must satisfy the following eligibility conditions: (Choose (a) or (b) or both; (c) is optional as additional election)

     [X]  (b)  Service requirement. (Choose one of (1) through (3))

          [ ]  (1)  One Year of Service.

          [ ]  (2)     months (not exceeding 12) following the Employee's
                    --
                    Employment Commencement Date.

          [X]  (3)  One Hour of Service.

     PLAN ENTRY DATE. "Plan Entry Date" means the Effective Date and: (Choose
     (d), (e) or (f))

          [ ] (d) Semi-annual Entry Dates: The first day of the Plan Year and the first day of the seventh month of the Plan Year.

          [ ]  (e)  The first day of the Plan Year.

          [X]  (f)  Specify entry dates: The first day of each calendar quarter.
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                    For newly hired Employees, the Plan Entry Date is the first
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                    day of the calendar quarter immediately following completion
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                    of one hour of service with the Employer. For rehired
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                    employees, the Plan Entry Date is the date of re-
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                    employment."
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This Amendment is executed this 21st day of December 1995.

                                       CUPERTINO NATIONAL BANCORP

                                       By: /s/ Shelly Binnebose
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                                           Shelly Binnebose, Asst. Secretary